                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): JANUARY 18, 2006
                               (JANUARY 17, 2006)

                         NORTH FORK BANCORPORATION, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware                        1-10458                     36-3154608
(State or Other           Commission File Number)         (I.R.S. Employer
Jurisdiction                                              Identification No.)
of Incorporation)


                  275 Broadhollow Road Melville, New York 11747
           ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


              (Registrant's Telephone Number, Including Area Code)
                                 (631) 844-1004

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

      North Fork Bancorporation, Inc. issued a press release on January 17, 2006 announcing that it expects to release its fourth quarter earnings announcement on January 19, 2006 at 8:30 am Eastern Time on that day.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            99.1  Press Release issued on January 17, 2006.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 18, 2006


NORTH FORK BANCORPORATION, INC.

By: /s/ Daniel M. Healy
---------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer



                                        3